U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549




                                   FORM 8-K

                                CURRENT  REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT:  MARCH 12, 1997
              DATE OF EARLIEST EVENT REPORTED:  NOVEMBER 21, 1996




                                 NEWGOLD, INC.
                                 -------------
         (Exact Name of Small Business Issuer as Specified in Charter)


        Delaware                          0-20722                   16-1400479
     -----------                      -----------               --------------
     (State  or  Other            (Commission File No.)          (IRS Employer
      Jurisdiction  of                                     Identification No.)
      Incorporation)

                           5190 Neil Road, Suite 320
                                     Reno, Nevada 89502
                       --------------------------------
                   (Address of Principal Executive Offices)

       (702) 823-4000                          (Issuer's Telephone Number)
    ---------------------------------






                         Warehouse Auto Centers, Inc.
                         ----------------------------
                  (Former Name, if changed since Last Report)





ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.
          -------------------------------------

     Pursuant to a Chapter 11 Plan of Reorganization, confirmed by the U.S. Bankruptcy Court for the Western District of New York at a hearing held on November 21, 1996 and by Order entered November 25, 1996, Warehouse Auto
Centers, Inc., Debtor, merged with and acquired all of the assets of Newgold, Inc., a Nevada corporation, in exchange for a total of 12,000,000 shares of its restricted Common Stock. As a result of such merger and stock issuance, the shareholders of Newgold, Inc., the Nevada corporation, acquired control of the Registrant. The consideration paid consisted of all of the outstanding shares of Newgold, Inc., the Nevada corporation. The percentage of voting securities of Registrant now beneficially owned, directly or indirectly, by the Newgold, Inc. (Nevada) shareholders is 61%. The control shares were issued by the Registrant from its authorized but unissued shares of Common Stock.

     A. Scott Dockter, President and Chairman of the Board of Directors of the Reorganized Debtor, as a controlling shareholder of Newgold, Inc. (Nevada) acquired beneficial ownership of a total of 6,686,358 shares representing 34% of the voting control of Registrant's issued and outstanding shares.

     There are no arrangements or understandings among members of the former and new control person(s) or there associates with respect to the election of directors or other matters pertaining to Registrant.

     There are no arrangements known to the Registrant, including any pledge by any person of securities of the Registrant or any of its parents, the operation of which may, at a subsequent date, result in a change in control of the Registrant.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.
          -----------------------------------------

     On November 25, 1996, pursuant to Order of the U.S. Bankruptcy Court confirming Warehouse Auto Center's Chapter 11 Plan of Reorganization, Registrant merged with and acquired all of the assets of Newgold, Inc., a Nevada corporation, consisting of gold mining properties and equipment located in California and Nevada in exchange for 12,000,000 shares of restricted Common Stock of Registrant.

     Newgold, Inc. (Nevada) was incorporated under the laws of the State of Nevada on September 1, 1993. Newgold's goal has been to acquire small to medium-sized precious metals mines which have drill-indicated reserves and little or no permitting requirements prior to commencement of production. The ultimate goal of Newgold is to become a junior-sized gold production organization diversified in various aspects of the mining industry.
     On January 1, 1995, Newgold purchased the Relief Canyon Mine, located in Lovelock Nevada, from J.D. Welsh & Associates, an unrelated third party, for the sum of $500,000 cash. Newgold has performed extensive research, development and drilling on the property and is currently in the process of obtaining permits to put the mine into operation.


     On June 21, 1995, Newgold acquired the Washington Gulch Mine in Montana from Edward Mackay, an officer, director and principal shareholder of the Reorganized Debtor, in exchange for 2,644,293 restricted shares of Newgold, Inc. Common Stock. Registrant is currently performing research, development and drilling on the property to determine the presence of minerals.

     On September 21, 1996, Newgold entered into a Lease with an Option to purchase the Mission Mine in Twenty-Nine Palms, California, from Joie Jamison, an unrelated third party, for the cash sum of $3,500,000. The terms of the Lease provide for a cash down payment of $5,113 on execution of the Lease; $5,000 per month for the first 90 days after execution of the Lease; $8,000 per month for an additional 90 days; and a cash payment of $300,000 at the end of the 180-day period. Beginning on March 1, 1997, payment shall be the greater of 2.5% Net Smelter Return ("NSR") or minimum monthly payments of $10,000 through February, 1998; then $20,000 per month through February, 1999; $30,000 per month through February, 2000; $40,000 per month through February, 2001; $50,000 per month through February, 2002; $60,000 per February, 2003; and $70,000 per month through February 2004, until the total purchase price of $3,500,000 is paid in full, either with the 2.5% NSR or the monthly payments.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.
          -----------------------------

     On November 25, 1996, the U.S. Bankruptcy Court for the Western District of New York entered an Order confirming Warehouse Auto Center's Chapter 11 Plan of Reorganization. Following is a summarization of the material features of the Plan:

1)The Debtor has successfully reorganized and merged with Newgold, Inc., a Nevada corporation, wherein Registrant acquired 100% of the outstanding shares of Common Stock of Newgold, Inc. in exchange for 12,000,000 restricted shares of Common Stock in the Reorganized Debtor.

(2)Registrant filed an Amendment to its Articles of Incorporation with the Secretary of State of the State of Delaware on December 2, 1996, changing the name of the corporation to Newgold, Inc. and increasing the authorized capital stock of the corporation to 50,000,000 shares of Common Stock with a par value of $.001 per share.

(3)Registrant  has  effected a 65:1 reverse split of Registrant's pre-petition
Common Stock and obtained the new CUSIP Number 651362-10-5 to reflect said reverse split.

(4)Registrant paid the allowed claims of its secured creditors in full in cash following entry of an Order from the U.S. Bankruptcy Court for the Western District of New York on August 28, 1996, directing a sale of its remaining assets for the total sum of $375,000.

(5)Registrant has paid all allowed claims of unsecured trade debts and other unsecured liabilities in full with Common Stock in the Reorganized Debtor, issued pursuant to Section 1145 of the Code, on the basis of one share for each $42.00 of debt.




(6)Registrant has paid all loans incurred pursuant to Section 364 of the Code and the holders of priority Debtor Certificates, according to the terms of their Certificates, and has offered all holders the option to convert their debt to equity in the Reorganized Debtor in lieu of cash payment, through issuance of shares of Common Stock of the Reorganized Debtor, pursuant to
Section  1145  of  the  Code.

(7)Registrant has paid all Administrative Claims incurred during the Bankruptcy proceedings either in cash in full or in Common Stock of the Reorganized Debtor, pursuant to Section 1145 of the Code, on the basis of one share of Common Stock for each $1.00 of debt, at the discretion of the Creditor.

(8)Registrant has paid all Priority Administrative Claims, including, but not limited to taxes and U.S. Trustee fees in full in cash.

(9)Registrant has appointed a new Board of Directors and Management of the Reorganized Debtor.

(10)Registrant has applied for and obtained the new trading symbol , "NGLD" from NASDAQ.

(11) Registrant has canceled all outstanding pre-petition options, warrants and/or other rights or commitments by Registrant to issue any securities or pay any benefits to any person or business entity other than those approved in the Plan of Reorganization.

(12)       Registrant has appointed Oxford Transfer & Registrar, 317 SW Alder,
Portland,    Oregon,                 as the corporation's new transfer agency.

           As of the date of this Report, Registrant has substantially consummated the Plan according to its terms and intends to apply to the U.S. Bankruptcy Court for a Closing Order of the Chapter 11 proceeding in the very near future.

          As of the date of this Report, there is a total of 19,718,263 shares of Common Stock of Registrant issued and outstanding. This amount includes all shares which were to be issued pursuant to the terms of the Plan and there are no shares reserved for future issuance in respect of claims and interests filed and allowed under the Plan.

          On the date of confirmation of the Plan of Reorganization, Registrant's only asset was cash in the amount of $39,645 held in an escrow account, which amount represented the balance of funds left over from the asset sale in August 1996. Upon confirmation of the Plan, these funds were used to pay allowed Administrative and priority claims. On the date of confirmation of the Plan, Registrant's liabilities totaled $3,031,145, all of which have been paid in full either in cash or with Common Stock of the Reorganized Debtor, as allowed, pursuant to the terms of the Plan of Reorganization.


ITEM  7.   FINANCIAL STATEMENTS. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
           -------------------------------------------------------------------

          Following are the unaudited financial statements of Registrant (Newgold-Nevada) for the last two years and pro forma financial information as of November 21, 1996, the date of confirmation of the Plan of Reorganization. Registrant will file its audited financial statements with its Report on Form 10-KSB for the period ended January 31, 1997 on or before the due date of such Report.













                    (This space left blank intentionally.)


                                 NEWGOLD, INC.
                                 BALANCE SHEET
                               DECEMBER 31, 1994

ASSETS
CURRENT ASSETS
  Cash                                          $   6,688
  Due from officers                                47,810
                                                ----------

  Total Current Assets                          $  54,498

INVESTMENT
  Golden Asset mine
  Leasehold                                     $ 352,642
  Equipment                                        17,000
  Less accumulated depreciation                    (1,700)  367,942
                                                            -------

    TOTAL ASSETS                                $ 422,440

LIABILITIES AND SHAREHOLDER'S DEFICIT
CURRENT LIABILITIES
  Accounts payable                              $ 111,635
  Payroll taxes payable                               914
  Payable to affiliated companies                  73,858
  Notes payable to individuals                    355,000
  Notes payable-Investment                        122,642
                                                ----------

    Total Liabilities                           $ 664,049

SHAREHOLDER'S EQUITY (DEFICIT)
  Common Stock  - Authorized,  1,000 shares     $   1,000
          Issued and outstanding,  100 shares
  Less accumulated deficit                       (242,609)
                                                ----------

  Shareholder's Deficit                          (241,609)

  TOTAL LIABILITIES  AND
          SHAREHOLDER'S DEFICIT                 $ 422,440
                                                ----------



                             See Notes to Financial Statements


                                 NEWGOLD, INC.
                   STATEMENT OF LOSS AND ACCUMULATED DEFICIT
         FOR THE PERIOD MAY 16, 1994 (INCEPTION) TO DECEMBER 31, 1994

INCOME
  Sales of gold and silver              $   72,762

EXPENSES
  Royalty payments                          35,000
  Accounting fees                            1,393
  Vehicle expenses                             106
  Fees and service charges                     930
  Legal and professional                       125
  Licenses and permits                         437
  Production payments                        3,000
  Travel and entertainment                   6,765
  Office expense and postage                 3,651
  Depreciation                               1,700
  Outside services                         189,211
  Cement                                     5,717
  Delivery and freight                       4,922
  Miscellaneous                              6,853
  Equipment rental                           3,059
  Equipment repairs                          3,644
  Equipment operation                        3,873
  Supplies                                   9,732
  Wages                                     28,000
  Payroll taxes                              2,590
  Penalties                                    270
  Telephone                                  2,781
    Engineering fees                         1,612
                                        -----------

    Total Expenses                      $  315,371

    NET LOSS                             ($242,609)

Accumulated Deficit - Beginning                  0

Accumulated Deficit - December 31,1994   ($242,609)




                                 NEWGOLD, INC.
                            STATEMENT OF CASH FLOWS
         FOR THE PERIOD MAY 16, 1994 (INCEPTION) TO DECEMBER 31, 1994

Cash Flows from Operating Activities
  Net Income (Loss)                                ($242,609)
  Add back depreciation                                1,700
  Adjusted net loss                                  240,909)
  Adjustments to reconcile Net Loss to
  Net Cash Used by Operating Activities
  (Increase in Due from officers                     (46,810)
  Increase in Accounts payable                       111,635
  Increase in Payroll taxes payable                      914
  Increase in payable to affiliated company           73,858
                                                  -----------

    Total adjustments                             $  139,597

  Net cash used by Operating Activities            ($101,312)

Cash Flows from Investing Activities
  Net Cash Payments on purchase of Golden Asset     (369,642)
  Increase in common stock                             1,000
                                                  -----------

    Net cash Used In Investing Activities          ($368,642)

Cash Flows from Financing Activities
    Cash borrowings from individuals                 355,000
    Notes Payable for Golden Asset                   122,642
                                                  -----------

     Net Cash Provided By Financing Activities    $  477,642

Increase (Decrease) in Cash                            6,688

Cash at Beginning of the Year                              0

Cash at End of Year                               $    6,688




     See  Notes  to  Financial  Statements

                                   NEWGOLD, INC.
                         NOTES TO FINANCIAL STATEMENTS
         FOR THE PERIOD MAY 16, 1994 (INCEPTION) TO DECEMBER 31, 1994

NOTE  1  -  Summary  of  Significant  Accounting  Policies
            ----------------------------------------------

Business  Activity - Newgold, Inc. (the Company) was incorporated in the state
------------------
of Nevada on September 1, 1993 and remained inactive until May 16, 1994. The Company is engaged in the acquisition and development of small to medium mining properties using the heap leach method. In 1994, the Company operated one mine located near Jefferson City, Montana.

Income  and  Expense  Recognition  -  The  Company  uses the accrual method of
---------------------------------
accounting where income is recognized when earned and expenses are recorded as
------
they  are  incurred.

Property  and  Equipment  -  Property  and  equipment  are  stated  at  cost.
------------------------
Depreciation  is  calculated  using  the  double  declining balance method and
----------
half-year  convention  as  stipulated  in  the  Internal  Revenue  Code.  This
-----
depreciation  method is designed to amortize the cost of the assets over their
-----
estimated useful lives of five years with greater expense being recorded in the initial years of service. In this initial period of operation, straight-line and accelerated methods of depreciation are approximately equal in expense. Maintenance and repairs are charged to expense as incurred. For equipment retirements or other disposals, the equipment cost is removed from the asset account and the related depreciation allowance is adjusted with the difference being charged or credited to income.

Income  Taxes  -  The  shareholders have elected that income and losses of the
-------------
Company  will be allocated to the shareholders under provisions of Sub-chapter
---
S of the Internal Revenue Code. Therefore, no income tax benefit for the future loss carryforward has been recorded in the financial statements.

NOTE  2  -  Related  Party  Transactions
            ----------------------------

The Company is owned by Arthur Scott Dockter and Richard C. Kimball with ownership of 70% and 30%, respectively.

The Company has accounts receivable from Scott Dockter and Richard Kimball of $21,200 and $26,610, respectively.

The Company has an account payable to another company owned by the shareholders of $73,858.





NOTE 3 - In the acquisition of the Golden Asset mine, Alta Gold Corporation sold its interests to the Company for $322,642. The Company paid a deposit of $200,000 and had made two of the $10,000 monthly payments through March 1995. The balance payable at December 31, 1995 was $102,642 and was paid in October 1996. Depreciation expense for equipment for the period ended December 31, 1994 was $1,700.

                The Company has borrowed funds from 8 individuals under Investor's Agreements which promises repayment of the principle plus net profit percentage interest (NPI) in the net income of the mine. The total borrowed from individuals for the Golden Asset mine is $355,000 and the lenders have been granted a total NPI of 36% of net income generated by the mine.

NOTE 4 - Subsequent to the balance sheet date, the Company negotiated a capital lease to acquire the mineral rights for the Relief Canyon mine near Lovelock, Nevada. The $500,000 lease required a down payment of $100,000 and twelve monthly payments of $35,166 beginning February 1, 1995.








                    (This space left blank intentionally.)
























                                 NEWGOLD, INC.
                                 BALANCE SHEET
                               DECEMBER 31, 1995


ASSETS
CURRENT ASSETS
  Cash                                             $      909
  Note receivable                                      38,074
  Due from officer                                     26,939
  Prepaid expenses                                      2,150
                                                   ----------

    Total Current Assets                           $   68,072

INVESTMENTS
  Golden Asset mine                                         0
  Relief Canyon mine                                        0

    TOTAL ASSETS                                   $   68,072

LIABILITIES AND SHAREHOLDER'S DEFICIT
CURRENT LIABILITIES
  Accounts payable                                 $  209,277
  Accrued payroll                                       5,656
  Payroll taxes payable                                49,528
  Payable to affiliated companies                     307,935
  Notes payable to individuals                      1,189,305
  Notes payable-Investments                                 0
                                                   ----------

    Total Liabilities                              $1,761,701
SHAREHOLDER'S EQUITY (DEFICIT)
  Common Stock  - Authorized,  1,000 shares        $    1,000
          Issued and outstanding,     100 shares
  Less accumulated deficit                                  0
                                                   ----------

    Shareholder's Deficit                          $    1,000

    TOTAL LIABILITIES  AND
          SHAREHOLDER'S DEFICIT                    $1,762,701




                       See Notes to Financial Statements
                                 NEWGOLD, INC.
                   STATEMENT OF LOSS AND ACCUMULATED DEFICIT
                     FOR THE YEAR ENDING DECEMBER 31, 1995


INCOME
  Sales of gold and silver               $   40,773

EXPENSES
  Assay and refining expenses                 2,000
  Accounting fees                             4,655
  Vehicle expenses                              723
  Bank service charges                        2,578
  Vendor service charges                      9,049
  Dues and subscriptions                         53
  Interest expense                           15,419
  Legal and professional                      3,343
  Licenses and permits                        4,727
  Travel                                      3,014
  Meals and entertainment                       494
  Office supplies                             2,270
  Postage                                       645
  Printing                                      212
  Outside services                            5,368
  ADP fees                                      662
  Laboratory fees                               818
  Miscellaneous                                 850
  Equipment rental                            1,605
  Equipment fuel and oil                      1,545
  Repairs and maintenance                       572
  Supplies                                    5,168
  Wages                                      35,255
  Payroll taxes                               4,215
  Telephone                                   3,447
  Engineering fees                            6,500
                                         -----------

    Total Expenses                       $  115,187

    NET LOSS                               ($74,415)

Accumulated Deficit - December 31, 1994   ($257,609)

Accumulated Deficit - December 31,1995    ($332,024)



                         See Notes to Financial Statements




                                 NEWGOLD, INC.
                            STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDING DECEMBER 31, 1995


Cash Flows from Operating Activities
  Net Income (Loss)                                    ($74,415)
  Adjustments to reconcile Net Loss to
    Net Cash Used by Operating Activities
    (Increase) in Note receivable                       (38,074)
    Decrease in Due from officer                         20,871
    (Increase) in Prepaid expenses                       (2,150)
    Increase in Accounts payable                         97,642
    Increase in Accrued payroll                           5,656
    Increase in Payroll taxes payable                    48,615
    Increase in payable to affiliated company           234,077
                                                   -------------

    Total adjustments                              $    366,637

    Net cash provided by Operating Activities      $    292,222

Cash Flows from Investing Activities
  Net Cash Payments on purchase of Relief Canyon    ($1,112,306)

Cash Flows from Financing Activities
  Cash borrowings from individuals                 $    866,805
  Payments on Notes Payable for Golden Asset            (52,500)
                                                   -------------

    Net Cash Provided By Financing Activities      $    814,305

Net Increase (Decrease) in Cash                          (5,779)

Cash at Beginning of the Year                      $      6,688

Cash at End of Year                                $        909




                       See Notes to Financial Statements

                                 NEWGOLD, INC.
                         NOTES TO FINANCIAL STATEMENTS
                     FOR THE YEAR ENDING DECEMBER 31, 1995

Note  1  -          Summary  of  Significant  Accounting  Policies
                    ----------------------------------------------

          Business  Activity - Newgold, Inc. (the Company) was incorporated in
          ------------------
the State of Nevada on September 1, 1993 and began operations on May 16, 1994. The Company is engaged in the acquisition of inactive mining properties that have the potential to be reopened as productive gold mines. The Company uses drill data of others to determine areas of known reserves and engages engineers and geologists to review geological formations to define target areas to implement drill programs that will establish additional areas for mining gold and silver bearing ore. Known reserves at December 31, 1996 were 700,000 troy ounces with a market value of $2,100,000.

                 Income and Expense Recognition - The Company uses the accrual
                 ------------------------------
method of accounting where income is recognized when earned and expenses are recorded as they are incurred.
     As  Relief Canyon property and equipment had not been placed into service
as  of  the                     balance sheet date, all expenditures exceeding
gold  revenues  from  clear  water  tests  of  the        equipment, have been
capitalized.

     Investments  - Investments are stated at cost and represent the leasehold
     -----------
cost  of  mineral          rights  and  costs  incurred  for equipment and its
refurbishment. Maintenance and repairs to equipment in production will be charged to expense as incurred.

          Income  Taxes - The Company has filed to be treated as a partnership
          -------------
under Subchapter S of the Internal Revenue Code; therefore, no income tax provision has been made in the financial statements.

Note  2  -          Related  Party  Transactions
                    ----------------------------

          At  December  31,  1995,  the  Company is 100% owned by Arthur Scott
Dockter.

     In  lieu of wages, the shareholder has been paid advances by the Company.
There  is an     account receivable from Mr. Dockter of $26,939 as of December
31,  1995.

     A  former officer and shareholder sold his 30% interest in the Company to
Mr.  Dockter         as of June 30, 1995.  There is a note receivable from the
former  shareholder  for $38,074     for repayment of  advances paid to him in
lieu  of  salary.    The  note  bears  interest  at  12%          per  annum.




     The Company has an account payable of $307,935 to Riverfront Development Corporation, an affiliated company. Of this balance at December 31, 1995, $250,000 represents used material and equipment sold to Relief Canyon to refurbish the mine's processing building and equipment. The remainder represents cash advances and expenses paid by Riverfront Development for the benefit of the Company.

Note  3  -          Notes  Payable  to  Individuals
                    -------------------------------

          The Company has borrowed funds from 19 individuals under Investor's Agreements which promises repayment of the principle plus net profit percentage interest (NPI) in the net income of each mine. The total borrowed from individuals for the Golden Asset mine is $382,500 and the lenders have been granted a total NPI of 46% of net income generated by this mine. The total borrowed from individuals for the Relief Canyon mine is $806,805 and they have been granted a total NPI of 59.5% in the net income generated by this mine.

Note  4  -          Notes  Payable  -  Investments
                    ------------------------------

     In the acquisition of the Golden Asset mine, Alta Gold Corporation sold its interests to the Company for $322,642. The Company paid a deposit of $200,000 and had made two of the $10,000 monthly payments through March
1995.    The  balance  payable  at                       December 31, 1995 was
$102,642  and  was  paid  in  October  1996.

     The  processing building, leach ponds and mineral rights of Relief Canyon
mine  were                     acquired from Welsh & Associates for the sum of
$450,000.  The contract required a                    down payment of $100,000
and twelve monthly payments of $35,166 including interest at 10%. The balance due of $53,765 at December 31, 1995 represents a final payment made in April 1996.

Note  5  -          Operating  Rents
                    ----------------

     The  mineral  rights  lease  for Golden Asset mine requires future annual
minimum  lease                    payments to the landowner of $10,000 in lieu
of  2.5%  royalty  on  Net Smelter Return for     gold purchased by a smelter.

A mineral rights lease for Relief Canyon mine requires future annual minimum lease payments of $13,125 to Santa Fe Pacific Gold Corporation for 800 acres of land and $12,500 minimum annual royalty in lieu of 2.5% royalty on Net Smelter Return for gold purchased by smelter. There are 39 unpatented claims on land owned by the Federal government. These claims require a minimum annual rent of $3,900 payable to the Bureau of Land Management to remain active as claims of the Company.





Note  6  -          Contingencies
                    -------------

     Payroll  Taxes  -  Payroll  taxes payable of $49,529 represent delinquent
     --------------
amounts.    These          taxes  were  paid  in  December  1996.

     Liens  -  A  vendor who did earthwork for the Company at Golden Asset has
     -----
filed  a  lien      against the property for $95,534.  The lien was settled in
December  1996  for  $84,419.








                      (This space left blank intentionally.)


                                 NEWGOLD INC.
                                 BALANCE SHEET
                                 JUNE 30, 1996


ASSETS
CURRENT ASSETS
  Cash                                            $   24,273
  Due from officer - Note 2                           56,969
  Prepaid expenses                                    16,573
                                                  -----------
    Total Current Assets                          $   97,815
INVESTMENTS
  Cerro Gordo property - Notes 4 and 7            $  611,000
  Golden Asset mine - Notes 4 and 8                  387,942
  Relief Canyon Ltd - Notes 2 and 8                1,398,000
  Washington Gulch mine - Note 3                     385,000
                                                  -----------

    TOTAL ASSETS                                  $2,879,757
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                                $  215,160
  Accrued payroll due officer - Note 2                83,259
  Payroll taxes payable - Note 6                      42,605
  Payable to affiliated companies - Note 2           622,397
  Notes payable to individuals - Note 3              517,500
  Notes payable-Investments-Current - Note 4         192,642
                                                  -----------
    Total Current Liabilities                     $1,673,563
LONG TERM LIABILITIES
    Notes payable-Investments - Note 4            $  500,000
Total Liabilities                                  2,173,563
SHAREHOLDERS' EQUITY
  Common Stock  - Authorized, 50,000,000 shares,
  Par Value $001                                  $   11,441
  Issued and outstanding, 11,440,958 shares
  Additional paid-in capital                       1,073,864
  Less accumulated deficit                          (379,111)
                                                  -----------
    Total Shareholders' Equity                    $  706,194
  TOTAL LIABILITIES  AND SHAREHOLDERS' EQUITY     $2,879,757


                                 NEWGOLD, INC.
                            STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDING JUNE 30, 1996


INCOME
  Option income                           $ 100,000

EXPENSES
  Vehicle expenses                            1,073
  Fees and service charges                      577
  Premium to redeem notes to individuals     27,500
  Insurance                                   1,992
  Legal and professional                     15,488
  State fees                                 10,285
  Travel and entertainment                    5,465
  Office supplies and postage                   935
  Outside services                            1,050
  Rent                                       10,000
  Equipment rental                           23,925
  Computer expense                            1,550
  Supplies                                    1,720
  Wages                                      37,253
  Payroll taxes                               3,790
  Telephone                                     448
  Note receivable write off                  19,037
                                          ----------
    Total Expenses                        $ 162,087
                                          ----------
NET LOSS                                   ($62,087)


                                   NEWGOLD, INC.
                                        STATEMENT OF CASH FLOWS
                    FOR THE SIX MONTHS ENDING JUNE 30, 1996


Net Income (Loss)                                   ($62,087)
Adjustments to reconcile Net Loss to
  Net Cash Used by Operating Activities

  Decrease in Note receivable                         38,074
  (Increase) in Due from officer                     (31,030)
  (Increase) in Prepaid expenses                     (14,423)
  Increase in Accounts payable                         5,882
  Increase in Accrued payroll                         77,603
  (Decrease) in Payroll taxes payable                 (6,925)
  Increase  in Notes payable to individuals           27,500
  Increase in payable to affiliated companies        314,462
                                                   ----------

    Total adjustments                              $ 411,143

    Net cash provided by Operating Activities      $ 349,056
  Cash Flows from Investing Activities
  Cash Payments to purchase Cerro Gordo property   $ (21,000)

  Cash Payments on Golden Asset mine                 (20,000)
  Cash Payments on Relief Canyon mine               (182,929)
                                                   ----------
    Net Cash Payments on Investment Activities     $(223,929)
     Cash Flows from Financing Activities

  Net cash payments on Investment Notes Payable    $(103,765)
    Net Increase in Cash                           $  21,362
   Cash at Beginning of the Period                 $     911
   Cash at End of Period                           $  21,362





See  Notes  to  Financial  Statements


                                 NEWGOLD, INC.
                       STATEMENT OF SHAREHOLDERS' EQUITY
                    FOR THE SIX MONTHS ENDING JUNE 30, 1996


                                   Number  of   Additional
                                       Common Shares               Issued and    ParPaid-In    Accumulated
                                        Outstanding               ValueCapital     Deficit
                            -----------------------------------  --------------  -----------

Balance, December 31, 1995                               1,000   $        1.00   $       999  $   (317,024)

Stock issued to redeem
Investor Agreements                                  1,431,642           1,432       691,665

Stock issued to acquire
Washington Gulch Mine                                3,800,000           3,800       381,200

Stock issued for bonus                                  67,000             670

Stock issued as founder's
stock                                                6,141,316           6,141             0


Net loss for six months
ended June 30, 1996         $                          (62,087)  $    (379,111)
                            -----------------------------------  --------------




Balance, June 30, 1996                              11,440,958   $      11,441   $ 1,073,864
                            -----------------------------------  --------------  -----------













                       See Notes to Financial Statements



                                   NEWGOLD, INC.
                         NOTES TO FINANCIAL STATEMENTS
                      FOR SIX MONTHS ENDING JUNE 30, 1996

Note  1  -          Summary  of  Significant  Accounting  Policies
                    ----------------------------------------------

          Business  Activity - Newgold, Inc. (the Company) was incorporated in
          ------------------
the State of Nevada on September 1, 1993 and began operations on May 16, 1994. The Company is engaged in the acquisition of inactive mining properties that have potential to be reopened as productive gold mines. The Company uses drill data of others to determine areas of proven reserves and engages engineers and geologists to review geological formations to define target areas to implement drill programs to establish additional gold and silver bearing ore areas.

     Income  and  Expense Recognition - The Company uses the accrual method of
     --------------------------------
accounting  where                income is recognized when earned and expenses
are  recorded  as  they  are  incurred.

     Investments  - Investments are stated at cost and represent the leasehold
     -----------
cost  of  mineral  rights,                       expenditures for equipment or
refurbishment and reclamation bonds posted. Maintenance and repairs to equipment in production are charged to expense as incurred.

Note  2  -          Related  Party  Transactions
                    ----------------------------

In  lieu  of  wages  through  May 31, 1996, Scott Dockter, President, was paid advances by the Company. There is an account receivable from Mr. Dockter of $56,969 as of June 30, 1996. The account receivable was offset against
$83,259  of  accrued  salary  paid  in  December  1996.

     The Relief Canyon mine was transferred at a cost of $1,398,000 to a Limited Liability Company on April 26, 1996 in exchange for 50% ownership of Relief Canyon, Ltd. Casmyn Corp. owns the other 50% of the LLC in exchange for $775,000 in cash and a commitment to pay an additional $623,000 after Relief Canyon Ltd. posts a reclamation bond with the U.S. Bureau of Land Management. The Company has purchased the interests of Casmyn Corp. in the Relief Canyon mine (Note 8).

The Company has an account payable of $287,901 to Riverfront Development Corporation, an affiliated company. Of this balance $250,000 represents used material and equipment sold to Relief

Note  3  -          Notes  Payable  -  Individuals  and  Common  Stock
                    --------------------------------------------------

The  Company  had  borrowed  $1,189,305  from  19 individuals under Investor's
Agreements.    The  Investor's Agreements have been replaced by a Common Stock
issue  and  other  notes  payable  to          three  individuals.

One individual received stock for a portion of his loan and was given a note payable for $215,000. The note is due September 30, 1996 and bears interest at 8% per annum. Two individuals owed $275,000 chose not to exchange their notes payable for shares of stock. They are to be paid 110% of the amount loaned within 90 days. The note redemption premium of $27,500 has been accrued in notes payable and has been charged to expense.
     The Company issued 3,800,000 shares to individuals to acquire the Washington Gulch mine. The mine was recorded at the book value of the sellers.

          The Company issued 67,000 shares to six employees for services rendered since inception of the Company and the president was issued 6,701,358 shares as founder's stock.

Note  4  -          Notes  Payable  -  Investments
                    ------------------------------

     In the acquisition of the Golden Asset mine, Alta Gold Corporation sold its interests to the Company for $322,642. The Company paid a deposit of $200,000 and has made two of the $10,000 monthly payments through March 1995. The balance payable at June 30, 1996 was $102,642 and was paid in October 1996. The Company has reclaimed the Golden Asset property (Note 8).

     The Cerro Gordo property was acquired from the owner on May 24, 1996 for $600,000. Another $16,000 was paid to geologists and attorneys for work relating to the property. The property was purchased with a $10,000 option payment, $90,000 payable within one year and lump sum payments of $250,000 each in 1998 and 1999.

Note  5  -          Operating  Rents
                    ----------------

     The mineral rights lease for Golden Asset mine requires future annual minimum lease payments to the landowner of $10,000 in lieu of 2.5% royalty
on Net Smelter Return for gold purchased by a               smelter. (See Note
8.)

A mineral rights lease for Relief Canyon mine requires future annual minimum lease payments of $13,125 to Santa Fe Pacific Gold Corporation for 800 acres of land and $12,500 minimum royalty in lieu of 2.5% royalty on Net Smelter Return for gold purchased by smelter. There are 39 unpatented claims on land owned by the Federal government. These claims require a minimum annual rent of $3,900 payable to the Bureau of Land Management to remain active as claims of the Company.

Note  6  -          Contingencies
                    -------------

     Payroll  Taxes  -  Payroll  taxes payable of $42,605 represent delinquent
     --------------
amounts.  These  taxes  were          paid  in  December  1996.

     Liens  -  A  vendor who did earthwork for the Company at Golden Asset has
     -----
filed  a  lien  against the     property for $95,534.  The lien was settled in
December  1996  for  $84,419.

Note  7  -          Litigation
                    ----------

          The former owner of the Cerro Gordo property had executed a one year minerals lease in 1995 with another organization. As the lessee did not make the required monthly lease payments, the former owner advised the lessee that the lease had been terminated. The lessee has refused to give up the lease rights and the former owner has filed suit to terminate the lease. It is the opinion of counsel that the former owner will prevail.

Note  8  -          Subsequent  Events
                    ------------------

     The  Company  has  leased patented claims (personally owned) in the Cerro
Gordo  area  and  unpatented          claims  of  the Mission mine in southern
California. The gold reserves in these two properties more than equate to the reserves of the Cerro Gordo Unpatented Property (See Note 7).

In December 1996 Casmyn Corp. sold its interests in Relief Canyon Ltd. to the Company for $900,000 plus one million shares of restricted Newgold Inc. stock. Casmyn Corp. purchased its interests in Relief Canyon Ltd. for $775,000 in cash plus a note for $623,000 which is canceled under the repurchase agreement (See Note 2).

The Golden Asset mine was reclaimed in November 1996. The Company retains the option to reopen this mine at a future date.


                                 NEWGOLD, INC.
                      PROFORMA BALANCE SHEET (POST-MERGER
                               NOVEMBER 21, 1996

ASSETS

Current Assets
  Cash                                              $4,745,724
  Debtor Certificate Funds Receivable                  347,500
     Prepaid Expenses and Other Assets                 122,280
                                                    ----------

       Total Current Assets$5,215,504

  Investments in Mining Properties                  $2,186,798
  Other Assets       12,096
--------------------------------------------------

TOTAL ASSETS$7,414,398


LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts Payable and Accrued Liabilities$611,714
  Accrued Expenses     123,408
  Accrued Taxes       39,661
  Notes Payable - Other     277,642
  Notes Payable to Shareholders                        435,000
  Due to Related Parties     618,915
--------------------------------------------------

    Total Current Liabilities$2,106,340

Stockholders' Equity
  Common Stock, $.001 par value, 50,000,000 shares
  authorized; 16,819,407 issued and outstanding     $   17,248
  Additional Paid-in Capital  5,290,810
--------------------------------------------------

       Total Stockholders' Equity                   $5,308,058
                                                    ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $7,414,398
                                                    ----------


                                 NEWGOLD, INC.
             PROFORMA STATEMENT OF CHANGE IN STOCKHOLDERS' EQUITY
                                  POST-MERGER
                                 NOVEMBER 21, 1996


                                               Number of
                                             Common Shares               Additional
                                              Issued and        Par        Paid-In      Accumulated
                                              Outstanding      Value       Capital        Deficit
                                            ---------------  ---------  -------------  -------------

Balance, January 31, 1996                        3,299,191   $ 16,496   $  7,208,113   $ (9,591,333)

Adjustments to cancel stock
issued without consideration
pursuant to Order of the
U.S. Bankruptcy Court                             (100,000)      (500)
                                            ---------------  ---------

Pre-Merger Balance-
October 31, 1996                                 3,199,191   $ 15,996   $  7,206,113   $ (9,591,333)

Stock issued to Unsecured
Creditors paid with one
share for each $42 in debt                          63,189   $     63   $  2,653,856

Stock issued to reflect reverse
split on the basis of 1:65 to
Warehouse Auto Centers
Shareholders                                        49,218   $     49    ($1,989,634)

Stock issued to shareholders
of Newgold, Inc. (Nevada)       12,000,000  $       12,000   $824,728

Stock issued for services
rendered in private placement                      428,130   $    428   $     99,568

Stock issued to holders of
Debtor Certificates                              4,707,000   $  4,707   $  4,702,293
                                            ---------------  ---------  -------------



Balance, November 22, 1996                      17,247,537   $ 17,248   $  5,290,810
                                            ---------------  ---------  -------------

                                      EXHIBITS
                                      --------

Exhibit  No.                              Description
------------                              -----------

     2                        Plan of Reorganization, as confirmed by the U.S.
Bankruptcy Court for  the Western District of NewYork  on  November  22,  1996



                                     SIGNATURES
                                     ----------

          In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          NEWGOLD,  INC.,  formerly  known  as  Warehouse  auto  Centers, Inc.

          By:    /s/   Arthur Scott Dockter, President          Dated: 3/17/97
             -----------------------------------------

       By:  /s/  Robert W. Morris, Chief Financial Officer     Dated: 3/17/97
           -----------------------------------------------